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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 Amendment No. 3

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 11, 2005
                                                        ----------------------
                          Theater Xtreme Entertainment
                                   Group, Inc.
                                   -----------
             (Exact name of Registrant as specified in its charter)

            Florida                      000-26845             65-0913583
-------------------------------  ------------------------  --------------------
(State or other jurisdiction of  (Commission File Number)    I.R.S. Employer
incorporation or organization)                             Identification No.)

      250 Corporate Boulevard, Suites E &F, Newark,
                        Delaware                                    19702
                        --------                                    -----
         (Address of principal executive offices)                 (Zip Code)

  Registrant's telephone number, including area code:           (302) 455-1334
                                                                ----------------

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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


Theater Xtreme Entertainment Group, Inc. (the "Registrant") is filing this Amendment No. 3 to its Current Report on Form 8-K dated February 11, 2005 and filed on July 19, 2005, to include its June 30, 2004 financial statements.

Item 9.01.  Financial Statements and Exhibits.

(a)       Financial Statements of Business Acquired.


          The balance sheet of Theater Xtreme, Inc., one of the constituent corporations to a merger effected on February 11, 2005, at December 31, 2004 (unaudited), and the related consolidated statements of operations, stockholders' deficit, and cash flows for the six-months ended December 31, 2004, including the notes thereto, are included as
          Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

          The balance sheet of Theater Xtreme, Inc., one of the constituent corporations to a merger effected on February 11, 2005, at June 30, 2004 (audited), and the related consolidated statements of operations, stockholders' deficit, and cash flows for the year ended June 30, 2004, including the notes thereto, are included as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.


(b)       Pro forma Financial Information.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

                    THEATER XTREME ENTERTAINMENT GROUP, INC.

The following unaudited pro forma financial information for Theater Xtreme Entertainment Group, Inc. has been prepared to illustrate the acquisition of BF Acquisition Group II, Inc. by Theater Xtreme, Inc. in the merger transaction with BF Acquisition Group II, Inc. (which changed its name to Theater Xtreme Entertainment Group, Inc.) becoming the surviving company. Under accounting principles generally accepted in the United States, the share exchange is considered to be a capital transaction in substance, rather than a business combination. That is, the share exchange is equivalent to the issuance of stock by Theater Xtreme for the net monetary assets of BF Acquisition Group II, Inc., accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the share exchange will be identical to that resulting from a reverse acquisition, except no goodwill will be recorded. Under reverse takeover accounting, the post reverse acquisition comparative historical financial statements of the legal acquirer, BF Acquisition Group II, Inc. are those of the legal acquiree, Theater Xtreme, which is considered to be the accounting acquirer.

The unaudited pro forma financial information combines the historical financial information of Theater Xtreme, Inc. and BF Acquisition Group II, Inc. as of and for the respective six months and three months periods ended December 31, 2004 and October 31, 2004 and fiscal years ended June 30, 2004 and April 30, 2004, respectively.

The carrying value of the assets and liabilities of BF Acquisition Group II, Inc. approximates the fair value of the assets and liabilities. The unaudited pro forma balance sheet as of December 31, 2004 assumes the merger was completed on that date. The unaudited pro forma statements of operations give effect to the merger as if the merger had been completed on July 1, 2003.

Under the terms of the merger agreement, as of February 11, 2005, the effective date described therein, each stockholder of Theater Xtreme, Inc. received 4.60 shares of voting common stock of BF Acquisition Group II, Inc. in exchange for each share of Theater Xtreme, Inc. common stock held by such stockholder. Subsequent to the merger, the surviving corporation changed its name to Theater Xtreme Entertainment Group, Inc.

This unaudited pro forma financial information is for information purposes only. It does not purport to indicate the results that would have actually been obtained had the acquisition been completed on the assumed dates or for the periods presented, or which may be realized in the future. The accounting adjustments reflected in these unaudited pro forma consolidated financial information included herein are preliminary and are subject to change.


                                       Theater Extreme Entertainment Group, Inc.
                                           Unaudited Pro Forma Balance Sheet
                                                As of December 31, 2004



                                             Historical
                                                 BF             Historical
                                            Acquisition           Theater                                 Pro Forma
                                             Group, Inc        Xtreme, Inc.                             Theater Xtreme
                                            October 31,        December 31,         Pro Forma           Entertainment
                                                2004               2004            Adjustments           Group, Inc.
                                           ---------------    ---------------    ----------------     ------------------

Assets

Current Assets:
  Cash and equivalents                            $     -          $ 155,978                                 $  155,978
  Accounts receivable, net of allowance
of $ -                                                  -             11,794                                     11,794

  Inventory                                             -            275,542                                    275,542

  Prepaid expenses                                      -             26,852                                     26,852
                                           ---------------    ---------------                         ------------------

                                                        -            470,166                                    470,166


Property and Equipment, net                             -            194,171                                    194,171

Other Assets:

  Deposits                                              -              5,760                                      5,760
                                           ---------------    ---------------                         ------------------

                                                  $     -          $ 670,097                                 $  670,097
                                           ===============    ===============                         ==================

Liabilities and Stockholders' Deficit

Current Liabilities:
  Short-term borrowings                           $     -           $ 50,000                                 $   50,000
  Current portion of long-term debt                     -              7,416                                      7,416
  Accounts payable and accrued expenses             1,931            228,308                                    230,239
  Payroll liabilities                                   -             30,545                                     30,545
  Deferred revenue                                      -            398,836                                    398,836
  Due to affiliates                                 7,975                  -                                      7,975
  Due to officer and shareholder                      300              3,485                                      3,785
                                           ---------------    ---------------                         ------------------
                                                   10,206                                                       728,796
                                                                     718,590

Long-term Liabilities                                   -             24,770                                     24,770
                                           ---------------    ---------------                         ------------------


Total Liabilities                                  10,206            743,360                                    753,566
                                           ---------------    ---------------                         ------------------

Stockholders' Deficit:
   Preferred stock, no par value;
5,000,000 shares authorized,
     no shares issued and outstanding                   -                  -                                          -
   Common stock, $0.001 par value;
50,000,000 shares
     authorized, 825,000 shares issued
and outstanding                                       825                  -             11,270   A              12,095
  Common stock, $0.001par value;
2,500,000 shares
    authorized; 2,450,000 shares issued
and outstanding                                         -              2,450             (2,450)  A                   -

  Additional paid-in capital                        5,116            572,550             (8,820)  A             552,699
                                                                                        (16,147)  B
  Accumulated deficit                            (16,147)          (648,263)             16,147   B           (648,263)
                                           ---------------    ---------------                         ------------------

Total Stockholders' Deficit                      (10,206)           (73,263)                                   (83,469)
                                           ---------------    ---------------                         ------------------

                                                  $     -          $ 670,097                                 $  670,097
                                           ===============    ===============                         ==================




A - To record the issuance of 11,270,000 shares of BF Acquisition Group II, Inc. in exchange for 2,450,000 shares of Theater Xtreme, Inc.
B - To eliminate the accumulated deficit of BF Acquisition Group II, Inc. as a reduction to combined additional paid-in capital.



                                       Theater Xtreme Entertainment Group, Inc.
                                     Unaudited Pro Forma Statement of Operations
                                     For the three months ended December 31, 2004






                                             Historical          Historical
                                           BF Acquisition          Theater
                                             Group, Inc            Xtreme,
                                            three months            Inc.                                 Pro Forma
                                               ended             three months                          Theater Xtreme
                                              December             ended            Pro Forma          Entertainment
                                          October 31, 2004        31, 2004         Adjustments          Group, Inc.
                                         -------------------    -------------    ----------------    ------------------

Retail sales                                       $      -        $ 712,323                                $  712,323


Cost of goods sold                                        -          444,494                                   444,494
                                         -------------------    -------------                        ------------------


Gross profit                                              -          267,829                                   267,829
                                         -------------------    -------------                        ------------------


Occupancy expenses                                        -           49,005                                    49,005
Selling, general and administrative
expenses                                              2,300          370,252                                   372,552
                                         -------------------    -------------                        ------------------
                                                      2,300          419,257                                   421,557
                                         -------------------    -------------                        ------------------

Loss from operations                                (2,300)        (151,428)                                 (153,728)


Interest expense                                          -         (19,580)                                  (19,580)
                                         -------------------    -------------                        ------------------

Net loss                                         $  (2,300)       $(171,008)                              $  (173,308)
                                         ===================    =============                        ==================



                                        Theater Xtreme Entertainment Group, Inc.
                                       Unaudited Pro Forma Statement of Operations
                                       For the six months ended December 31, 2004




                                    Historical             Historical
                                  BF Acquisition            Theater
                                    Group, Inc            Xtreme, Inc.                                    Pro Forma
                                    six months             six months                                  Theater Xtreme
                                      ended                  ended               Pro Forma              Entertainment
                                October 31, 2004       December 31, 2004        Adjustments              Group, Inc.
                                ------------------     ------------------    ------------------    -----------------------

Retail sales                              $     -             $1,092,291                                      $ 1,092,291


Cost of goods sold                              -                693,280                                          693,280
                                ------------------     ------------------                          -----------------------


Gross profit                                    -                399,011                                          399,011
                                ------------------     ------------------                          -----------------------


Occupancy expenses                              -                 94,782                                           94,782
Selling, general and
administrative expenses                     4,965                642,214                                          647,179
                                ------------------     ------------------                          -----------------------
                                            4,965                736,996                                          741,961
                                ------------------     ------------------                          -----------------------

Loss from operations                      (4,965)              (337,985)                                        (342,950)


Interest expense                                -               (14,530)                                         (14,530)
                                ------------------     ------------------                          -----------------------

Net loss                                $ (4,965)            $ (352,515)                                     $  (357,480)
                                ==================     ==================                          =======================


                                            Theater Xtreme Entertainment Group, Inc.
                                           Unaudited Pro Forma Statement of Operations
                                                For the year ended June 30, 2004




                                   Historical                 Historical
                                 BF Acquisition                Theater                                          Pro Forma
                                 Group II, Inc.              Xtreme, Inc.                                     Theater Xtreme
                                   year ended                 year ended               Pro Forma              Entertainment
                                 April 30, 2004             June 30, 2004             Adjustments              Group, Inc.
                             -----------------------    ----------------------    --------------------    ----------------------

Retail sales                               $      -               $   933,669                                       $   933,669


Cost of goods sold                                -                   606,157                                           606,157
                             -----------------------    ----------------------                            ----------------------


Gross profit                                      -                   327,512                                           327,512
                             -----------------------    ----------------------                            ----------------------


Occupancy expenses                                -                    65,370                                            65,370
Selling, general and
administrative expenses                     (2,269)                   554,247                                           551,978
                             -----------------------    ----------------------                            ----------------------
                                            (2,269)                   619,617                                           617,348
                             -----------------------    ----------------------                            ----------------------

Loss from operations                          2,269                 (292,105)                                         (289,836)

Interest income                                   -                     1,120
Interest expense                                  -                   (4,763)                                           (4,763)
                             -----------------------    ----------------------                            ----------------------


Net income (loss)                        $    2,269             $   (295,748)                                     $   (294,599)
                             =======================    ======================                            ======================



         (c)      Exhibits

Number                     Description of Document
------                     -----------------------

2.1                        Agreement and Plan of Merger by and between Theater Xtreme, Inc., BF
                           Acquisition Group II, Inc., Scott Oglum, William R. Colucci and David M. Bovi dated February 11, 2005
                           (incorporated by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed on
                           February 17, 2005)

3.1                        Certificate of Merger of Theater Xtreme, Inc. with and into BF Acquisition Group II, Inc. as filed with the Florida Department of State on February 11, 2005 (incorporated by reference to Exhibit 3.1 of the
                           Registrant's Current Report on Form 8-K filed on February 17, 2005)

3.2                        Amended and Restated By-laws of Theater Xtreme Entertainment Group, Inc. (incorporated by reference to
                           Exhibit 3.2 of the Registrant's Current Report on Form 8-K filed on February 17, 2005)

99.1                       The financial statements of Theater Xtreme, Inc. as of and for the six months ended December 31, 2004
                           (incorporated by reference to Exhibit 99.1 of the Registrant's Current Report on Form 8-K/A2 filed on
                           July 19, 2005)

99.2                       The audited financial statements of Theater Xtreme, Inc. as of and for the year ended June 30, 2004


--------------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                Theater Xtreme Entertainment Group, Inc.
                                (Registrant)

August 5, 2005                  By:   /s/Scott Oglum
                                      -----------------
                                Name: Scott Oglum
                                Title: President





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